Page 1 of 3


EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION



Name: Schafer Brothers LLC

Address: 598 Madison Avenue New York, NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Noven Pharmaceuticals Inc. [ NOVN ]

Date of Event requiring statement: March 2, 2009





/s/ OSCAR S. SCHAFER
----------------------
Oscar S. Schafer
Senior Managing Member




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                                   Page 2 of 3


                         FORM 4 JOINT FILER INFORMATION



Name: Mr. Oscar S. Schafer

Address: 598 Madison Avenue New York, NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Noven Pharmaceuticals Inc.  [ NOVN ]

Date of Event requiring statement: March 2, 2009





/s/ OSCAR S. SCHAFER
----------------------
Oscar S. Schafer

EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION



Name: Mr. Andrew Goffe

Address: 598 Madison Avenue New York, NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Noven Pharmaceuticals Inc.  [ NOVN ]

Date of Event requiring statement: March 2, 2009





/s/ ANDREW GOFFE
----------------------
Andrew J. Goffe